                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  April  25,  2003


                               SURFORAMA.COM, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                      98-0233878
------                                                      ----------
(State  or  other  jurisdiction of                          (I.R.S. Employer
incorporation  or  organization)                            Identification  No.)

867  WEST  8TH  AVENUE
VANCOUVER,  BRITISH  COLUMBIA,  CANADA                      V6E  1E5
--------------------------------------                      --------
(Address  of  principal  executive  offices)                (Zip  Code)

Registrants  telephone  number, including area code         (604) 727-8402
                                                            --------------

Commission  File  Number:  000-33165



-----------------------------------------------             -------------
(Former  name  or  former  address,                         (Zip  Code)
if  changed  since  last  report.)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

Mr. David Parker has acquired control of Surforama.com, Inc. On August 14, 2002, Mr. Parker entered into an agreement to purchase the shares held by two of our officers and directors, Mr. Edward Yau and Mr. Mike Hanson, contingent on the parties due diligence and several other conditions prior to the sale. On April 25, 2003, these conditions were satisfied and the sale was consummated.

Mr. Parker has purchased with his personal funds 11,820,000 shares of common stock for $118,200.00 from Mr. Yau and Mr. Hanson. Mr. Parker now owns 59.6% of our common stock issued and outstanding as of April 25, 2003.

As a condition of the sale, Mr. Yau resigned as President of the Company and will resign as Chief Executive Officer and Director and Mr. Hanson will resign as Vice President, Chief Operating Officer, Chief Financial Officer, and Director. In addition, Mr. Yanke will resign as Secretary, Treasurer, and Director. Mr. Parker has been appointed to the board of directors and as President. The changes to our board of directors are anticipated to be effective ten days after the delivery of an information statement to our shareholders complying with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None

ITEM  5.  OTHER  EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Ten days after the delivery of an information statement to our shareholders complying with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, the following directors will resign their positions with the Company:

Director/Officer             Positions  held
----------------             ---------------
Edward  Yau                  Director
Mike  Hanson                 Director
Gregory  S.  Yanke           Director

There were no disagreements with the Registrant relating to the Registrant's policies, operations or practices at the time of resignation by any of these directors.

The Board of directors has appointed Mr. David Parker as a replacement at this time.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Financial  Statements
---------------------

     None

Exhibits
--------

     None

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None

ITEM  9.  REGULATION  FD  DISCLOSURE

     None

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFORAMA.COM,  INC.



/s/  David  Parker
-------------------------
David  Parker,  President

Date:     April  28,  2003